SUMMARY PROSPECTUS
June 23, 2025
Russell 2000 Dynamic Buffer ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated June 23, 2025, and Statement of Additional Information, dated June 23, 2025, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

RB LISTED ON CBOE BZX U.S. EQUITIES EXCHANGE

Receive investor materials electronically:
Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,
1.
Go to www.icsdelivery.com
2.
Select the first letter of your brokerage firm’s name.
3.
From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.
Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.
Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

   Russell 2000 Dynamic Buffer ETF :: 3
PROSHARES.COM

Investment Objective
ProShares Russell 2000 Dynamic Buffer ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Cboe Russell 2000 Daily Buffer Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.58%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
59	186
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate a patent-pending Dynamic Buffer Strategy developed by ProShare Advisors that aims to provide upside participation in an index up to a daily cap, with a buffer designed to protect against the first 1% to as much as 5% of any loss each day. Both the cap and the protection of the buffer adjust proportionally – the higher the expected volatility, the higher the cap and the larger the buffer.
The Index measures the performance of this Dynamic Buffer Strategy based on the Russell 2000 Index using a long position in the Russell 2000 Index along with three different Russell 2000 Index options that have one day to expiration.
The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The three Russell 2000 Index options include a purchased put, a written put, and a written call. Put options are contracts that give the buyer the right, but not the obligation, to sell an underlying security at a specified price (“strike price”) on a specific date (“expiration date”). Call options are contracts that give the buyer the right, but not the obligation, to buy an underlying security at the strike price on the expiration date.
The purchased put option component of the Index is designed to measure the performance of approximately at-the-money Russell 2000 Index put options with one day to expiration. The strike price for these purchased put options creates a buffer that protects against losses in the Russell 2000 Index.
The written put option component of the Index is designed to measure the performance of out-of-the money Russell 2000 Index put options with one day to expiration. The strike price for these written put options limits the size of the buffer. The size of the buffer will vary each day based on expected volatility as measured by a volatility index. The targeted size of the buffer is subject to a 1% minimum and 5% maximum.
The written call option component of the Index is designed to measure the performance of out-of-the-money Russell 2000 Index call options with one day to expiration. The strike price for these options creates a cap on the upside participation in the Russell 2000 Index. The size of the cap will vary each day based on expected volatility as measured by a volatility index.
The options measured are traded on national securities exchanges. The Index’s option positions are reestablished at the end of each day. The Fund will not write or purchase options, but instead will obtain exposure to the options component of the Index through swap agreements.
The Index is rebalanced and reconstituted each day. The Index is maintained by FTSE Russell. More information about the

4 :: Russell 2000 Dynamic Buffer ETF
PROSHARES.COM

Index can be found using the Bloomberg ticker symbol “RTYDBI.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. swaps based on the options portion of the Index and Russell 2000 Index futures contracts) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Dynamic Buffer Strategy Risk – The Index is designed to replicate the performance of a Dynamic Buffer Strategy that aims to provide upside participation in the Russell 2000 Index up to a daily cap, with a buffer designed to protect against the first 1% to as much as 5% of any loss each day. The upside participation in the Russell 2000 Index is limited by a daily cap that is adjusted each day based on expected volatility. Similarly, the size of the buffer adjusts each day based on expected volatility.
The following table illustrates the impact of expected volatility on the level of the daily cap and the size of the daily buffer. The table uses hypothetical expected volatility levels to illustrate the impact of expected volatility on the daily cap and daily buffer. It does not represent actual returns and does not reflect the impact of fund expenses. Fund expenses may reduce upside participation and the downside protection.
Hypothetical Daily Target Buffer & Target Cap Levels
Expected Volatility Level	Target Buffer	Target Cap
5	1.00%	0.28%
10	1.00%	0.56%
15	1.00%	0.83%
20	1.33%	1.11%
25	1.67%	1.39%
30	2.00%	1.67%
35	2.33%	1.94%
40	2.67%	2.22%
45	3.00%	2.50%
50	3.33%	2.78%
55	3.67%	3.06%
60	4.00%	3.33%
65	4.33%	3.61%
70	4.67%	3.89%
75	5.00%	4.17%
80	5.00%	4.44%
The historical average daily expected volatility level and Russell 2000 Index returns for the five-year period ended April 30, 2025 are provided below. Historical expected volatility levels and Russell 2000 Index returns do not predict

   Russell 2000 Dynamic Buffer ETF :: 5
PROSHARES.COM

future expected volatility levels and Russell 2000 Index returns.
Summary Statistics – Daily, 5/1/2020 – 4/30/2025
Cboe Russell 2000 Volatility Index	Average Level	27.16
Russell 2000 Index	Average Return	0.04%
	Average Gain	1.17%
	Average Loss	-1.16%
	Largest Gain	8.66%
	Largest Loss	-7.58%
There can be no guarantee that the Dynamic Buffer Strategy will provide the target level of protection against downside losses or provide upside participation in the Russell 2000 Index. The Fund’s target buffer and target cap are determined based on the value of the Russell 2000 Index and a measure of expected market volatility at the close of business each business day. Investors who buy or sell shares intraday should not expect the target buffer and the target cap to apply based on the value of the Russell 2000 Index and the level of volatility at the time they buy or sell their shares.
○Downside Buffer Risk – The Dynamic Buffer Strategy is designed to protect against the first 1% to as much as 5% of any loss each day. If the Fund is successful in achieving its investment objective, you should expect to lose money on days when the Russell 2000 Index falls more than the target buffer. There can be no guarantee that the Dynamic Buffer Strategy will be successful in protecting against any level of downside losses. The Fund does not provide principal protection. You may lose money.
○Upside Participation Risk – The Dynamic Buffer Strategy seeks to provide upside participation in the Russell 2000 Index up to a daily cap. If the Fund is successful in achieving its investment objective, you should not expect to capture the upside return of the Russell 2000 Index above the target cap on days the Russell 2000 Index rises more than the target cap. There can be no guarantee that the Dynamic Buffer Strategy will provide upside participation even in rising markets.
As a result of the Dynamic Buffer Strategy, the Fund may underperform the Russell 2000 Index during some periods. For example, the Fund may underperform the Russell 2000 Index in periods of flat or above average Russell 2000 Index returns. Above average expected volatility may increase the extent of the underperformance. In addition, a Dynamic Buffer Strategy utilizing options with one day to expiration may underperform traditional buffer strategies based on weekly or monthly options.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. To the extent a large proportion of the derivative and/or repurchase agreements are with a small number of counterparties or otherwise highly concentrated, these risks may be increased.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of April 30, 2025, the Index had a significant portion of its value in issuers in the financials, health care and industrials industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities,

6 :: Russell 2000 Dynamic Buffer ETF
PROSHARES.COM

the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors, however the Dynamic Buffer Strategy is a patent-pending process developed by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
●Tax Risk – The Fund’s investment strategy may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

This page intentionally left blank.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

© 2025 ProShare Advisors LLC. All rights reserved.RB-JUNE25